SEGMENT INFORMATION AND REVENUE ANALYSIS	12 Months Ended
Dec. 31, 2016
SEGMENT INFORMATION AND REVENUE ANALYSIS [Abstract]
SEGMENT INFORMATION AND REVENUE ANALYSIS
4.	SEGMENT INFORMATION AND REVENUE ANALYSIS

The Group's chief operating decision maker is the Chief Executive Officer, who reviews consolidated results of operations when making decisions about allocating resources and assessing performance of the Group.

The Group primarily operates in the PRC, all of the Group's long-lived assets are located in the PRC and majority of the Company’s revenues for the years ended December 31, 2014, 2015 and 2016 were generated from the PRC.

After the disposal as described in Note 3, the Company still has one operating segment, which is digital television related products and services. The gross revenues consist of the following:

	For the years ended December 31,
	2014	2015	2016

Revenues from continuing operations
Products	$1,571	$248	$618
Services
Cloud platform operations	12	412	2,019
Head-end system integration	178	527	708
Head-end system development	154	735	895

Subtotal	344	1,674	3,622

Total revenues	$1,915	$1,922	$4,240

Revenues generated by the discontinued operations, which were included in income from operations of discontinued operations, consisted of revenues from products of $71,949, $46,150 and $43,504, and revenues from services of $9,079, $5,630 and $4,541 for the years ended December 31, 2014, 2015, and 2016, respectively.

VAT refunds of nil, $9 and $57 from continuing operations were included in revenues and $5,433, $4,120 and $3,062 from discontinued operations were included in income from operations of discontinued operations for the years ended December 31, 2014, 2015 and 2016, respectively.